Dreyfus
Money Market
Instruments, Inc.


ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market
                                                              Instruments, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Money Market Instruments, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

In 2001, money market funds generally posted higher returns than stocks for the second consecutive year. As one of America' s longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board's 11 interest-rate reductions during 2001 drove short-term rates to their lowest levels in 40 years.

In addition, 2001 reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the longer term bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With  money  market  yields  ending  2001  at  historically  low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc. perform during the period?

For the 12-month period ended December 31, 2001, the fund's Money Market Series produced a yield of 3.75% and its Government Securities Series produced a yield of 3.52% . Taking into account the effects of compounding, the fund produced effective yields of 3.81% and 3.57% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

* The fund's Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest and dollar-denominated obligations issued or guaranteed by foreign governments. Normally the Money Market Series invests at least 25% of its total assets in domestic or dollar-denominated foreign bank obligations.

* The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements with respect to these securities.

What other factors influenced the fund's performance?

The U.S. economy was already seeing signs of a slowdown when the reporting period began in January 2001. The Federal Reserve Board
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

(the "Fed") responded on the first business day of the year by reducing short-term interest rates by 50 basis points. That initial reduction was followed by two more during the first quarter of the year. The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. Indeed, Gross Domestic Product ("GDP") growth for the first quarter of 2001 came in at an annualized rate of just 1.1%.

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. Although the recession would not become "official" until much later in the year, the Fed reduced short-term interest rates by 50 basis points each in April and May and by 25 basis points in June. Yet, despite six months of aggressive easing, capital spending remained weak, and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter grew at an annualized rate of just 0.3%.

In the third quarter, interest rates held steady, and some economists began to detect signs of possible economic improvement, suggesting that the Fed might have achieved a soft landing. Evidence emerged in July that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting, the Fed cited reduced capital spending, weak consumption and slower overseas growth for its decision to reduce interest rates another 25 basis points.

Then, on September 11, disaster struck. In addition to the incalculable losses of human life and property, the terrorist attacks made an already weak economy even weaker. Consumer spending plunged as individuals canceled travel plans and cut back on new purchases. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September
17. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth. It also injected approximately $50 billion into the economy. Nonetheless, U.S. GDP growth contracted by an estimated 1.3% in the third quarter, the economy's worst performance in a decade.


The Fed followed up in the fourth quarter by cutting rates another 50 basis points each in October and November, citing heightened uncertainty and concerns about a deterioration in business conditions both here and abroad. This was followed by a 25 basis-point cut at its December meeting. All told, the Fed reduced interest rates a total of 4.75 basis points during 2001, bringing the benchmark federal funds rate to its lowest level in 40 years. Of course, money market yields have also declined.

What is the fund's current strategy?

In this environment, we have continued to maintain the fund's long weighted average maturity seeking to maintain higher yields for as long as we deemed practical. As of December 31, 2001, rising evidence that the economy may be nearing a recovery recently caused money market yields to begin to rise. Consumer confidence has improved, retail sales have picked up and fewer workers have submitted jobless claims. As always, we are monitoring the economy closely, and we may look to change our current strategy and the fund's weighted average maturity as economic and market conditions evolve.

January 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


MONEY MARKET SERIES

December 31, 2001


                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--29.9%                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   2.55%, 1/11/2002                                                                           9,000,000                9,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                           5,000,000                4,999,972

Commerzbank (Yankee)

   5.18%, 2/19/2002                                                                           5,000,000                4,999,871

Deutsche Bank AG (London)

   3.89%, 7/12/2002                                                                           4,000,000                4,003,530

First Tennessee Bank N.A.

   2.35%, 1/3/2002                                                                           10,000,000               10,000,026

JP Morgan Chase & Co.

   1.75%, 3/11/2002                                                                           5,000,000                5,000,000

Key Bank U.S.A., N.A.

   1.81%, 3/19/2002                                                                           3,000,000  (a)           2,999,814

National City Bank

   1.79%, 3/19/2002                                                                           5,000,000  (a)           4,999,689

Union Bank of California, N.A.

   2.25%, 4/8/2002                                                                            9,000,000                9,000,000

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                          5,000,000  (a)           5,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   3.80%, 7/25/2002                                                                           5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $65,002,902)                                                                                                 65,002,902
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--21.5%
------------------------------------------------------------------------------------------------------------------------------------

Amstel Funding Corp.

   1.99% - 2.08%, 2/19/2002 - 5/29/2002                                                      10,000,000  (b)           9,945,419

Commonwealth Bank of Australia

   3.42%, 1/22/2002                                                                           5,000,000                4,990,171

Lehman Brothers Holdings Inc.

   2.31%, 4/19/2002                                                                           5,000,000                4,965,800

Morgan Stanley Dean Witter & Co.

   1.84%, 2/8/2002                                                                            5,000,000                4,990,289

MPS U.S. Commercial Paper Corp.

   1.98%, 6/28/2002                                                                           5,000,000                4,951,544

Nordea North America Inc.

   3.61%, 1/11/2002                                                                           8,000,000                7,992,111


                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Finance Delaware LLC

   1.81%, 1/2/2002                                                                            9,000,000  8,999,548

TOTAL COMMERCIAL PAPER

   (cost $46,834,882)                                                                                                 46,834,882
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--21.1%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   2.24%, 5/3/2002                                                                            7,860,000  (a)           7,863,982

Bear Stearns Cos. Inc.

   2.33%, 8/1/2002                                                                            2,000,000                2,045,568

Beta Finance Inc.

   1.85%, 5/24/2002                                                                           5,000,000  (a, b)        5,000,000

Beta Finance Inc.

   4.16%, 6/17/2002                                                                           3,000,000  (b)           3,000,000

CC (USA) Inc.

   1.85%, 6/3/2002                                                                            5,000,000  (a, b)        5,000,000

K2 (USA) LLC

   4.01%, 7/15/2002                                                                           8,000,000  (b)           8,000,000

Links Finance LLC

   2.41%, 11/26/2002                                                                         10,000,000  (b)          10,000,000

Merrill Lynch & Co. Inc.

   4.27%, 5/2/2002                                                                            5,000,000                5,000,000

TOTAL CORPORATE NOTES

   (cost $45,909,550)                                                                                                 45,909,550
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.93% - 3.61%, 4/18/2002 - 5/31/2002

   (cost $10,000,000)                                                                        10,000,000  (c)          10,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--11.5%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   2.40%, 1/4/2002                                                                           10,000,000               10,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                           5,000,000                5,000,000

Key Bank U.S.A., N.A.

   1.80%, 11/1/2002                                                                           5,000,000  (a)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                             Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Bank N.A.

   1.79%, 11/12/2002                                                                          5,000,000  (a)           5,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $25,000,000)                                                                                                 25,000,000
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--9.6%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

   1.75%, 6/10/2002                                                                           6,000,000                5,953,866

Federal National Mortgage Association, Discount Notes

   2.53%, 3/7/2002                                                                           15,000,000               14,932,291

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $20,886,157)                                                                                                 20,886,157
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.0%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.37%, 1/2/2002

   (cost $4,389,000)                                                                          4,389,000                4,389,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $218,022,491)                                                            100.2%              218,022,491

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (364,145)

NET ASSETS                                                                                       100.0%              217,658,346

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2001, THESE SECURITIES  AMOUNTED TO $40,945,419  REPRESENTING  18.8% OF NET
     ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  9/5/2001 TO  12/19/2001  AT A COST OF PAR
     VALUE.  AT DECEMBER 31, 2001, THE AGGREGATE  VALUE OF THESE  SECURITIES WAS
     $10,000,000  REPRESENTING  4.6% OF NET ASSETS  AND ARE VALUED AT  AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 2001

                                                                       Annualized
                                                                         Yield on
                                                                          Date of                Principal
U.S. TREASURY BILLS--28.0%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/24/2002                                                                        1.67            17,000,000           16,981,862

5/9/2002                                                                         1.73            30,000,000           29,817,067

6/6/2002                                                                         1.82            20,000,000           19,843,567

6/27/2002                                                                        1.81            25,000,000           24,779,979

TOTAL U.S. TREASURY BILLS

   (cost $91,422,475)                                                                                                 91,422,475
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--28.6%
------------------------------------------------------------------------------------------------------------------------------------

6.50%, 2/28/2002                                                                 4.19            35,000,000           35,118,319

6.375%, 6/30/2002                                                                3.48            15,000,000           15,192,993

6.375%, 8/15/2002                                                                3.30            15,000,000           15,258,555

6.125%, 8/31/2002                                                                3.29            12,000,000           12,205,927

5.875%, 9/30/2002                                                                2.41            15,000,000           15,376,079

TOTAL U.S. TREASURY NOTES

   (cost $93,151,873)                                                                                                 93,151,873
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.7%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.

  dated 12/31/2001, due 1/2/2002 in the amount

  of $32,401,523 (fully collateralized by

  $32,970,000 U.S. Treasury Bills, due 2/21/2002

   value $32,886,000)                                                             .85            32,400,000           32,400,000

Bear Stearns & Co.

  dated 12/31/2001, due 1/2/2002 in the amount

  of $36,002,800 (fully collateralized by

  $36,735,000 U.S. Treasury Bills, due 6/13/2002

   value $36,441,120)                                                            1.40            36,000,000          36,000,000

CIBC World Markets Plc.

  dated 12/31/2001, due 1/2/2002 in the amount

  of $37,003,083 (fully collateralized by

  $36,644,000 U.S. Treasury Notes

   6.375%, due 6/30/2002, value $37,462,774)                                     1.50           37,000,000           37,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
REPURCHASE AGREEMENTS (CONTINUED)                                            Purchase (%)            Amount ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillon Read Inc.

   dated 12/31/2001, due 1/2/2002 in the
   amount of $37,003,474 (fully collateralized
   by $37,911,000 U.S. Treasury Bills,
   due 3/28/2002, value $37,740,401)                                             1.69             37,000,000          37,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $142,400,000)                                                                                               142,400,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $326,974,348)                                                            100.3%              326,974,348

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)              (1,044,378)

NET ASSETS                                                                                       100.0%              325,929,970

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                            Money  Government
                                                           Market  Securities
                                                           Series      Series
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments
   (including repurchase agreements of $142,400,000
   for the Government Securities Series)--Note 2(b)   218,022,491  326,974,348

Interest receivable                                     1,818,426    1,613,047

Prepaid expenses                                           19,446       15,681

                                                      219,860,363  328,603,076
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates             148,887      371,141

Cash overdraft due to Custodian                         2,006,407    2,226,261

Accrued expenses                                           46,723       75,704

                                                        2,202,017    2,673,106
--------------------------------------------------------------------------------

NET ASSETS ($)                                        217,658,346  325,929,970
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                       217,694,806  325,932,788

Accumulated net realized gain (loss) on investments      (36,460)       (2,818)
--------------------------------------------------------------------------------

NET ASSETS ($)                                        217,658,346  325,929,970

NET ASSET VALUE PER SHARE

                                                            Money  Government
                                                           Market  Securities
                                                           Series  Series
--------------------------------------------------------------------------------

Net Assets ($)                                        217,658,346   325,929,970

Shares Outstanding                                    217,678,306   325,932,788
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

                                                            Money  Government
                                                           Market  Securities
                                                           Series  Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                         8,749,106   13,486,556

EXPENSES--NOTE 2:

Management fee--Note 3(a)                                 995,413    1,606,064

Shareholder servicing costs--Note 3(b)                    328,499      474,348

Custodian fees                                             45,289       57,466

Registration fees                                          36,816       27,870

Professional fees                                          28,799       29,630

Directors' fees and expenses--Note 3(c)                    15,014       23,963

Prospectus and shareholders' reports                       14,364       38,347

Miscellaneous                                               1,781        3,025

TOTAL EXPENSES                                          1,465,975    2,260,713

INVESTMENT INCOME--NET                                  7,283,131   11,225,843
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)      3,661       81,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    7,286,792   11,307,405

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS


                                                          Money Market Series                    Government Securities Series
                                                      ------------------------------------------------------------------------------
                                                         Year Ended December 31,                     Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                      2001                  2000                  2001                  2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                           7,283,131              7,256,734           11,225,843            17,623,245

Net realized gain (loss)
   on investments                                    3,661                 (9,973)              81,562                 3,064

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS                               7,286,792              7,246,761           11,307,405             17,626,309
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                         (7,283,131)            (7,256,734)          (11,225,843)           (17,623,245)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK
   TRANSACTIONS
   ($1.00 per share):

Net proceeds from
   shares sold                                 250,292,475            517,564,932           262,595,958           907,918,894

Dividends reinvested                             2,039,499              3,171,788             5,794,839             9,500,259

Cost of shares redeemed                       (194,434,748)          (461,175,257)         (259,376,270)          (963,536,963)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   CAPITAL STOCK
   TRANSACTIONS                                 57,897,226             59,561,463             9,014,527           (46,117,810)

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                57,900,887             59,551,490             9,096,089           (46,114,746)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            159,757,459            100,205,969           316,833,881            362,948,627

END OF PERIOD                                  217,658,346            159,757,459           325,929,970            316,833,881

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS


Money Market Series

The  following tables describe the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .037           .056           .044           .047          .047

Distributions:

Dividends from investment income-net                            (.037)         (.056)         (.044)         (.047)        (.047)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.80           5.75           4.45           4.76          4.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .74            .92            .94            .94          1.00

Ratio of net investment income
   to average net assets                                         3.66           5.62           4.35           4.66          4.66

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --             --             --             --           .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         217,658        159,757        100,206        110,635       118,767

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS Government Securities Series

                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .035           .053           .042           .047          .046

Distributions:

Dividends from investment income-net                            (.035)         (.053)         (.042)         (.047)        (.046)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.56           5.48           4.31           4.83          4.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .79            .75            .69           .87

Ratio of net investment income
   to average net assets                                         3.49           5.30           4.24           4.71          4.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         325,930        316,834        362,949        427,659       380,992

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series and Government Securities Series received net earnings credits of $14,960 and $26,519, respectively, during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in
interest    income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

At December 31, 2001, Money Market Series and Government Securities Series components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were all ordinary income.

Money Market Series accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $14,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005, $7,000 expires in fiscal 2006, $1,000 expires in fiscal 2007 and $10,000 expires in fiscal 2008.


Government Securities Series accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $3,000 of the carryover expires in fiscal 2007.

At December 31, 2001, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the Money Market Series and the Government Securities Series were charged $23,902 and $181,542, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the Money Market Series and the Government Securities Series, were charged $50,975 and $106,247, respectively, pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Money Market Instruments, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP
New York, New York
February 4, 2002

                                                             The Fund


Dreyfus Money Market Instruments, Inc.

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 52.45% of the ordinary income dividends paid during its fiscal year ended December 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS INFORMATION (Unaudited)



                                                                                                                   No. of Portfolios
Name (age)                Principal Occupation                     Other Directorships                             for which Board
Position, (held since)    During Past 5 Years                      And Affiliations                                Member Serves
since)
----------------------    --------------------                     --------------------                            ----------------

Joseph S.                 o Chairman of the Board of various       o Muscular Dystrophy Association                     190
DiMartino (58)              funds in the Dreyfus Family of Funds
Chairman of the                                                    o Plan Vista Corporation (formerly HealthPlan
Board (1995)                                                         Services Corporation),  a provider of
                                                                     marketing, administrative and risk management
                                                                     services to health and other  benefit programs
                                                                   o Carlyle Industries, Inc., button packager
                                                                     and  distributor
                                                                   o Century  Business  Services, Inc., provider
                                                                     of  various  outsourcing functions for
                                                                     small and medium size companies
                                                                   o The Newark Group, privately   held
                                                                     company providing a national  network  of
                                                                     paper  recovery facilities, paperboard mills
                                                                     and  paperboard   converting plants
                                                                   o QuikCAT.com,  Inc., private company engaged
                                                                     in the development of high speed movement,
                                                                     routing, storage and encryption of data
                                                                     across all modes of data transport

David P. Feldman         o AT&T Investment Management              o 59 Wall Street Mutual Funds                          54
(62)                       Corporation, Chairman                     Group (11 Funds)
Board Member (1994)        Executive Officer                       o The Jeffrey Company, a private
                           (Retired 1997).                           investment company

James F. Henry (71)      o President, CPR Institute for            o President-Emeritus of the CPR                        25
                           Dispute Resolution, non-profit            Institute for Dispute Resolution
Board Member (1974)        organization principally
                           engaged in the development of
                           alternatives to  business
                           litigation.

Rosalind Gersten         o Merchandise and marketing                                                                       37
Jacobs (76)                consultant
Board Member (1982)

Dr. Paul A. Marks        o President and Chief                     o President-Emeritus of Memorial                        25
(75)                       Executive Officer of Memorial             Sloan-Kettering Cancer Center
Board Member (1979)        Sloan-Kettering Cancer Center           o Pfizer, Inc., (Director
                           (Retired 1999)                            Emeritus), pharmaceutical company


Dr. Martin Peretz        o Editor-in-Chief of The New              o Academy for Liberal Education,                        25
(62)                       Republic magazine                         an accrediting agency for colleges and
Board Member (1974)      o Lecturer in Social Studies                universities certified by the
                           at Harvard University                     U.S. Department of Education
                                                                   o TheStreet.com, a financial daily
                                                                     on the web
                                                                   o Electronic Newstand, distributor of
                                                                     magazines on the web
                                                                   o Digital Learning Group, LLC., an online
                                                                     publisher of college textbooks

Bert W. Wasserman        o Financial Consultant                    o Malibu Entertainment International, Inc.               25
(69)                                                               o Lillian Vernon Corporation
Board Member (1993)                                                o Winstar Communications, Inc.
                                                                   o PSC, Inc.


Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

President, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 21 investment companies (comprised of 39 portfolios) advised and administered by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 35 investment companies (comprised of 76 portfolios) advised and administered by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                    For More Information

                        Dreyfus
                        Money Market
                        Instruments, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                               008-060AR1201